Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
On November 26, 2013, Harsco Corporation (the "Company") consummated the previously announced transaction to sell the Company’s Harsco Infrastructure Segment into a strategic venture with Clayton, Dubilier & Rice (“CD&R”) as part of a transaction that combines the Harsco Infrastructure Segment with Brand Energy & Infrastructure Services, Inc., which CD&R simultaneously acquired (the “Infrastructure Transaction”). The Company has contributed substantially all of the Company’s equity interests in, and the net assets of, the Harsco Infrastructure Segment to the strategic venture in exchange for $300 million in cash, subject to working capital and other adjustments, and an approximate 29% equity interest in the strategic venture. The Company’s approximate 29% equity interest in the strategic venture will be accounted for under the equity method of accounting as prescribed by accounting principles generally accepted in the United States of America.
The following unaudited pro forma condensed consolidated financial information is based on the Company’s historical consolidated financial statements and is intended to provide information about how the Infrastructure Transaction might have affected the Company’s historical consolidated financial statements if it had closed on January 1, 2012, in the case of the condensed consolidated statement of operations for the year ended December 31, 2012; January 1, 2013, in the case of the condensed consolidated statement of operations for the nine months ended September 30, 2013; and September 30, 2013, in the case of the condensed consolidated balance sheet as of September 30, 2013. The unaudited pro forma condensed consolidated financial information is based on available information and assumptions that the Company believes are reasonable. The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the Company's financial condition or results of operations would have been had the Infrastructure Transaction occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also should not be considered representative of the Company’s future financial condition or results of operations.
For information with respect to certain items that are and are not reflected in the unaudited pro forma condensed consolidated financial information, please refer to the notes to the unaudited pro forma condensed consolidated financial information.
The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited consolidated financial statements, including the notes thereto, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, and the unaudited condensed consolidated financial statements , including the notes thereto, included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2013.

HARSCO CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2013 (In thousands):

	Harsco Historical	Less: Harsco Infrastructure	Infrastructure Transaction Related Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$115,812	$—	$327,477	a, b, c, e	$443,289
Trade accounts receivable, net	354,121	—	—		354,121
Other receivables	29,627	—	—		29,627
Inventories	176,792	—	—		176,792
Assets held-for-sale	714,986	(714,786)	—		200
Other current assets	74,238	—	8,482	a	82,720
Total current assets	1,465,576	(714,786)	335,959		1,086,749
Property, plant and equipment, net	706,618	—			706,618
Goodwill	428,027	—	—		428,027
Investments	—	—	313,590	a	313,590
Intangible assets, net	54,684	—	—		54,684
Other assets	114,628	—	32,843	a	147,471
Total assets	$2,769,533	$(714,786)	$682,392		$2,737,139
LIABILITIES
Current liabilities:
Short-term borrowings	$274,283	$—	$—		$274,283
Current maturities of long-term debt	7,337	—	—		7,337
Accounts payable	196,530	—	—		196,530
Accrued compensation	53,788	—	—		53,788
Income taxes payable	1,541	—	—		1,541
Dividends payable	16,536	—	—		16,536
Insurance liabilities	13,640	—	—		13,640
Advances on contracts	28,108	—	—		28,108
Liabilities of assets held-for-sale	218,046	(218,046)	—		—
Other current liabilities	150,642	—	28,682	a, d	179,324
Total current liabilities	960,451	(218,046)	28,682		771,087
Long-term debt	787,568	—	—		787,568
Deferred income taxes	8,337	—	—		8,337
Insurance liabilities	42,003	—	—		42,003
Retirement plan liabilities	314,593	—	21,725	d	336,318
Other liabilities	51,248	—	120,095	a	171,343
Total liabilities	2,164,200	(218,046)	170,502		2,116,656
COMMITMENTS AND CONTINGENCIES
HARSCO CORPORATION STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—		—
Common stock	140,224	—	—		140,224
Additional paid-in capital	158,417	—	—		158,417
Accumulated other comprehensive loss	(429,665)	—	—		(429,665)
Retained earnings	1,423,209	(496,740)	511,890	a, b, c, d, e	1,438,359
Treasury stock	(746,046)	—	—		(746,046)
Total Harsco Corporation stockholders’ equity	546,139	(496,740)	511,890		561,289
Noncontrolling interests	59,194	—	—		59,194
Total equity	605,333	(496,740)	511,890		620,483
Total liabilities and equity	$2,769,533	$(714,786)	$682,392		$2,737,139

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

HARSCO CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2013 (In thousands, except per share data):

	Harsco Historical	Less: Harsco Infrastructure	Infrastructure Transaction Related Adjustments		Pro Forma
Revenues from continuing operations:
Service revenues	$1,707,658	$(709,800)	$—		$997,858
Product revenues	507,518	—	—		507,518
Total revenues	2,215,176	(709,800)	—		1,505,376
Costs and expenses from continuing operations:
Cost of services sold	1,353,749	(516,020)	100	e	837,829
Cost of products sold	355,555	—	—		355,555
Selling, general and administrative expenses	374,325	(194,043)	10,323	j, k, l	190,605
Research and development expenses	7,457	(2,499)	—		4,958
Long-lived asset impairment charge and transaction costs	253,677	(241,323)	(12,354)	f	—
Other (income) expenses	2,158	3,785	(10,158)	b, c, f, h	(4,215)
Total costs and expenses	2,346,921	(950,100)	(12,089)		1,384,732
Operating income (loss) from continuing operations	(131,745)	240,300	12,089		120,644
Interest income	1,624	(159)	—		1,465
Interest expense	(37,413)	1,106	(7,924)	d, g	(44,231)
Income (loss) from continuing operations before income taxes and equity income	(167,534)	241,247	4,165		77,878
Income tax expense	(27,268)	7,826	(3,646)	b, c, e, f, g, h, j, k, l	(23,088)
Equity in income of unconsolidated entities, net	1,015	(988)	9,300	i	9,327
Income (loss) from continuing operations	(193,787)	248,085	9,819		64,117
Discontinued operations:
Loss on disposal of discontinued business	(2,145)	—	—		(2,145)
Income tax benefit related to discontinued business	814	—	—		814
Loss from discontinued operations	(1,331)	—	—		(1,331)
Net income (loss)	(195,118)	248,085	9,819		62,786
Less: Net income attributable to noncontrolling interests	(7,495)	3,496	—		(3,999)
Net income (loss) attributable to Harsco Corporation	$(202,613)	$251,581	$9,819		$58,787
Amounts attributable to Harsco Corporation common stockholders:
Income (loss) from continuing operations, net of tax	$(201,282)	$251,581	$9,819		$60,118
Loss from discontinued operations, net of tax	(1,331)	—	—		(1,331)
Net income (loss) attributable to Harsco Corporation common stockholders	$(202,613)	$251,581	$9,819		$58,787

Weighted-average shares of common stock outstanding	80,747				80,747
Basic earnings (loss) per share attributable to Harsco Corporation common stockholders:
Continuing operations	$(2.49)				$0.74
Discontinued operations	(0.02)				(0.02)
Basic earnings (loss) per share attributable to Harsco Corporation common stockholders	$(2.51)				$0.73	(a)

Diluted weighted-average shares of common stock outstanding	80,747				81,006
Diluted earnings (loss) per share attributable to Harsco Corporation common stockholders:
Continuing operations	$(2.49)				$0.74
Discontinued operations	(0.02)				(0.02)
Diluted earnings (loss) per share attributable to Harsco Corporation common stockholders	$(2.51)				$0.73	(a)
(a) Does not total due to rounding.

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

HARSCO CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012 (In thousands, except per share data):

	Harsco Historical	Less: Harsco Infrastructure	Infrastructure Transaction Related Adjustments		Pro Forma
Revenues from continuing operations:
Service revenues	$2,340,996	$(937,293)	$—		$1,403,703
Product revenues	705,022	—	—		705,022
Total revenues	3,046,018	(937,293)	—		2,108,725
Costs and expenses from continuing operations:
Cost of services sold	1,861,732	(682,409)	133	e	1,179,456
Cost of products sold	487,784	—	—		487,784
Selling, general and administrative expenses	503,339	(260,308)	15,954	j, k, l	258,985
Research and development expenses	9,139	(3,113)	—		6,026
Goodwill impairment charge	265,038	(265,038)	—		—
Other expenses	93,776	(73,972)	(7,779)	b, c, f, h	12,025
Total costs and expenses	3,220,808	(1,284,840)	8,308		1,944,276
Operating income (loss) from continuing operations	(174,790)	347,547	(8,308)		164,449
Interest income	3,676	(2,418)	—		1,258
Interest expense	(47,381)	10,728	(10,565)	d, g	(47,218)
Income (loss) from continuing operations before income taxes and equity income	(218,495)	355,857	(18,873)		118,489
Income tax expense	(35,251)	1,010	5,330	b, c, e, f, g, h, j, k, l	(28,911)
Equity in income of unconsolidated entities, net	564	—	12,400	i	12,964
Income (loss) from continuing operations	(253,182)	356,867	(1,143)		102,542
Discontinued operations:
Loss on disposal of discontinued business	(1,843)	—	—		(1,843)
Income tax benefit related to discontinued business	924	—	—		924
Loss from discontinued operations	(919)	—	—		(919)
Net income (loss)	(254,101)	356,867	(1,143)		101,623
Less: Net (income) loss attributable to noncontrolling interests	(511)	3,140	—		2,629
Net income (loss) attributable to Harsco Corporation	$(254,612)	$360,007	$(1,143)		$104,252
Amounts attributable to Harsco Corporation common stockholders:
Income (loss) from continuing operations, net of tax	$(253,693)	$360,007	$(1,143)		$105,171
Loss from discontinued operations, net of tax	(919)	—	—		(919)
Net income (loss) attributable to Harsco Corporation common stockholders	$(254,612)	$360,007	$(1,143)		$104,252

Weighted-average shares of common stock outstanding	80,632				80,632
Basic earnings (loss) per share attributable to Harsco Corporation common stockholders:
Continuing operations	$(3.15)				$1.30
Discontinued operations	(0.01)				(0.01)
Basic earnings (loss) per share attributable to Harsco Corporation common stockholders	$(3.16)				$1.29

Diluted weighted-average shares of common stock outstanding	80,632				80,881
Diluted earnings (loss) per share attributable to Harsco Corporation common stockholders:
Continuing operations	$(3.15)				$1.30
Discontinued operations	(0.01)				(0.01)
Diluted earnings (loss) per share attributable to Harsco Corporation common stockholders	$(3.16)				$1.29

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

HARSCO CORPORATION
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

(1) Explanation of Infrastructure Transaction-related adjustments

(a)	Reflects the net consideration received by the Company related to the Infrastructure Transaction and the associated deferred tax impacts:

(in thousands)	September 30, 2013
Cash (including working capital adjustments)	$323,277
Value of equity method investment	313,590
Deferred tax asset - current (related to unit adjustment liability)	8,482
Deferred tax asset - noncurrent (related to unit adjustment liability)	32,843
Deferred tax liablity - noncurrent (related to book-to-tax basis difference of equity method investment)	(33,665)
Less: Unit adjustment liability at present value - current	(22,320)
Less: Unit adjustment liability at present value - noncurrent	(86,430)
$535,777
The unit adjustment liability represents quarterly payments required to be made by the Company, pursuant to the terms of a limited partnership agreement (the "Partnership Agreement") that governs the operation of the strategic venture, either (at the Company’s election) (i) in cash, with total payments to equal approximately $22 million per year on a pre-tax basis (approximately $15 million per year after tax), or (ii) in kind through the transfer of approximately 2.5% of the Company’s equity interest in the strategic venture to CD&R on an annual basis. The Company’s obligation to make such quarterly payments under the Partnership Agreement will cease upon the earlier of (i) the strategic venture achieving $479 million in last twelve months’ earnings before interest, tax, depreciation and amortization for three quarters, which need not be consecutive, and (ii) eight years after the closing of the Infrastructure Transaction. In addition, upon the initial public offering of the strategic venture, the Company’s quarterly payment obligation will decrease by the portion of CD&R ownership sold and is eliminated completely once CD&R ownership interest in the strategic venture falls below 20%. In the event of a liquidation of the strategic venture, CD&R would be entitled to a liquidation preference of approximately $336 million, plus any quarterly payments that had been paid in kind.

(b)
Reflects the cash receipt by the Company of the $3.8 million deal fee and initial consulting fee as specified by the purchase agreement governing the Infrastructure Transaction (the "Purchase Agreement"), which is to be paid to the Company at closing.

(c)	Reflects the cash receipt by the Company of the $2.5 million transaction cost reimbursement as specified by the Purchase Agreement, which is to be paid to the Company at closing.

(d)
Reflects the present value of accrued pension related liabilities for defined benefit pension plans, excluding the United States and United Kingdom, which the Company is not retaining pursuant to the Purchase Agreement, but is required to fund for the next five fiscal years, as follows:

(in thousands)	September 30, 2013
Other current liabilities	$6,362
Retirement plan liabilities	21,725
$28,087

Accretion of the accrued pension related liabilities for the defined benefit pension plans noted above, had the Infrastructure Transaction closed-on January 1, 2012 and 2013, respectively, was as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Accretion expense related to accrued pension liabilities for defined benefit pension plans	$745	$559

HARSCO CORPORATION
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

(e)
Reflects the $2.1 million cash payment required to be made by the Company at the closing of the Infrastructure Transaction related to retention of properties by the Company that have historically been part of the Harsco Infrastructure Segment. Additionally, depreciation expense related to these properties had the Infrastructure Transaction closed on January 1, 2012 and 2013, respectively, was as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Depreciation expense related to retained properties	$133	$100

(f)	Reflects the reversal of transaction costs associated with the Infrastructure Transaction as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Transaction costs - in the caption Long-lived asset impairment charge and transaction costs	$—	$12,354
Transaction costs - in the caption Other expenses	29	2,770
	$29	$15,124

(g)	Reflects accretion expense of the unit adjustment liability had the Infrastructure Transaction closed on January 1, 2012 and 2013, respectively, as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Accretion of unit adjustment liability	$9,820	$7,365

(h)
Reflects the annual consulting fee received by the Company, which begins to accrue at closing, as specified by the Purchase Agreement, had the Infrastructure Transaction closed on January 1, 2012 and 2013, respectively, as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Annual consulting fee	$1,450	$1,088

(i)	Reflects the Company's approximate 29% equity interest in the income of the strategic venture had the Infrastructure Transaction closed on January 1, 2012 and 2013, respectively, as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Equity in income of strategic venture	$12,400	$9,300

(j)
Reflects net periodic pension cost related to defined benefit pension plans in the United States and United Kingdom which have been retained by the Company pursuant to the terms of the Purchase Agreement. The net periodic pension cost related to these defined benefit pension plans that has historically been included in the the Harsco Infrastructure Segment is as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Net periodic pension cost	$10,149	$5,969

HARSCO CORPORATION
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

(k)
Reflects decreased depreciation expense associated with certain property, plant and equipment that is included as part of the Infrastructure Transaction, which has historically not been part of the Harsco Infrastructure Segment, had the Infrastructure Transaction closed on January 1, 2012 and 2013, respectively, as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Decreased depreciation expense	$379	$284

(l) Reflects certain corporate overhead costs that have historically been presented in the results of operations of the Harsco Infrastructure Segment, which will continue to be incurred by the Company, as follows:

(in thousands)	Year Ended December 31, 2012	Nine Months Ended September 30, 2013
Corporate overhead expenses included in Harsco Infrastructure Segment	$6,184	$4,638

(2) Items not adjusted in the unaudited pro forma condensed consolidated financial information

(a) The Company has historically provided corporate governance, accounting, human resources, risk management, treasury, tax, internal audit and other support services to the Harsco Infrastructure Segment. As a result of the Infrastructure Transaction, the Company anticipates incurring restructuring charges related to stranded costs associated with the Harsco Infrastructure Segment and a reduction of corporate overhead costs. No adjustment related to these items has been reflected in the unaudited pro forma information.

(b) The Company has not reflected any reduction in interest expense associated with the closing of the Infrastructure Transaction. The Company anticipates reducing the amount outstanding under the Company's multi-year credit facility with the cash proceeds from the Infrastructure Transaction, but has no legal requirement to do so.